Exhibit 99.2

 A Fully-Integrated Biopharmaceutical Company Featuring a Robust Pipeline of Degraders and DACs

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the current plans, expectations and strategies of GYRE Therapeutics, Inc. (“Gyre”), Cullgen Inc. (“Cullgen”) and their respective subsidiaries, which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including statements concerning the potential merger between Gyre and Cullgen (the “Merger”) and the potential benefits thereof. Gyre or Cullgen’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre or Cullgen’s products and markets, the safety, efficacy and clinical benefits of Gyre or Cullgen’s product candidates, the anticipated timing and design of any planned and ongoing preclinical studies and clinical trials, Gyre or Cullgen’s research and development efforts, plans and objectives of management for future operations and future results of anticipated product development efforts, potential addressable market size and Gyre or Cullgen’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “anticipate”, “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “target”, “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” “forthcoming,” or the negative of these terms, and similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements may include express or implied statements relating to: the estimated future financial performance, financial position and financial impacts of the Merger; the satisfaction of closing conditions to the Merger; the timing of completion of the Merger; the synergies that may be achieved between Gyre and Cullgen in connection with the Merger; the synergies that may be achieved between Gyre and Cullgen in connection with the Merger; the therapeutic potential and utility, efficacy and clinical benefits of the product candidates of the combined company, including for the treatment of fibrosis, pain and solid tumors; the risk/benefit profile of the product candidates of the combined company, including the potential of CG001419 to reduce the risk of addiction associated with other pharmaceutical therapies for the treatment of pain; expectations regarding Gyre or Cullgen’s research and development efforts, including timing of initiation of Phase 2 trials for the product candidates of the combined company; Gyre or Cullgen’s expectations regarding the advancement of product candidates into IND-enabling studies; and Gyre and Cullgen’s expectations, hopes, beliefs, intentions and strategies; and other statements that are not historical fact. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre or Cullgen’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, competition from other therapies or products and the impacts of current macroeconomic and geopolitical risks. A discussion of these and other factors, is set forth in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the”SEC”) on March 17, 2025 and elsewhere in such other filings and in Gyre’s periodic reports and subsequent disclosure documents filed with the SEC. Gyre and Cullgen cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect Gyre or Cullgen or its business in the way expected. Forward-looking statements are not historical facts and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre and Cullgen have no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.   Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Gyre or Cullgen’s own internal estimates and research. While Gyre and Cullgen believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of Gyre or Cullgen’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains, trademarks, trade names and service marks of other companies which are the property of their respective owners. This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.  Forward-looking Statements

 Gyre Therapeutics: At-A-Glance

 A Targeted Protein Degrader Company: Founded in 2018  >120 employees worldwide  ~50% with advanced degrees (PhD, MD, JD, MBA, MS)  8 Announced therapeutic programs:   1 forthcoming Phase 2 clinical trial 2 currently in Phase 1 clinical trials   2 IND-enabling studies   2 DACs in lead optimization   1 degrader in discovery  Programs cover multiple therapeutic areas including cancers and pain / inflammatory diseases  San Diego, CA  Corporate HQ  - G&A, clinical   Shanghai, China  Drug Discovery Center   - Chemistry, Biology,    Analytics, etc.  Melbourne, Australia  TRK pain clinical trial  Cullgen: At-A-Glance

 Cullgen Inc.     Combined entity intends to leverage established and cost-efficient China operations for accelerated discovery, early validation, and development of next generation therapeutics based on degraders and DACs  San Diego, CA  Corporate HQ  - G&A, Clinical Development   Shanghai, China  Drug Discovery, Clinical Development  Beijing, China  Manufacturing, Clinical Development and Commercialization  A Powerful   Combination  Accelerated development  Initial validation / risk mitigation  Cost efficiency  Early commercialization  Global innovation  Late-stage clinical trials  Access world’s largest healthcare market  Governance and compliance

Post-Combination Gyre Therapeutics: At-A-Glance

Expected Date of Close Early Q2 2026

Company Name	Gyre Therapeutics, Inc. (Nasdaq: GYRE)
Company Headquarters	San Diego, CA, with subsidiaries in Beijing and Shanghai
Post-Merger Leadership	• Ying Luo – President & CEO • Yue Xiong – CSO • Ping Zhang – Executive Chairman • Thomas Eastling – CFO
Therapeutic Assets	**10 announced therapeutic programs:** **1** Marketed **1** pre-NDA **2** Phase 2 **3** Phase 1 **3** IND-enabling studies + line extensions
Therapeutic Areas Addressed	• Inflammation / Pain • Cancer
WW Employees	**~740 Total:** ~170 R&D ~85 Manufacturing ~370 Sales & Marketing ~115 G&A

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 Key Value Drivers  2  3  1  Robust and balanced therapeutic pipeline including assets from discovery to development, with established manufacturing and commercialization operations  4  Utilization of highly efficient and cost-effective drug discovery capabilities in China to advance risk-mitigated products to the United States   Accomplished management team in the United States with extensive international business operations experience  Strong foundation in protein degrader development provides distinct advantage for the development of DACs as next generation ADC therapeutics

 Broad Product Portfolio from Discovery to Commercialization

 Key:  Inflammation / Fibrosis / Pain  Cancer  Robust Portfolio: Addressing Inflammatory Diseases, Pain and Cancer  Discovery / Lead Optimization  IND Enabling  Phase 1a  Phase 1b/2  Pre-NDA  Marketed  ETUARY®   (Pirfenidone)   Idiopathic Pulmonary   Fibrosis (IPF)  F528  Chronic Obstructive  Pulmonary Disease  (COPD)  CG001419  Acute and  Chronic Pain  (IND filed)  CG009301  Leukemia and  MYC+ cancers  CG620953  Inflammatory  Diseases  F573  Acute Liver  Failure (ALF)  Hydronidone  (F351)  CHB-associated  Liver Fibrosis  F230  Pulmonary Arterial Hypertension (PAH)  CG923308  Solid Cancers  DAC  Blood Cancers  Protein  Degrader  Fibrotic diseases  CG001419  Solid Tumors  DAC  Solid Cancers  Table above does not include the following line extensions:  ETUARY for DKD  ETUARY for RILI  ETUARY for PD  F351 for MASH   Degrader  DAC

Therapeutic Pipeline: Significant Focus on DACs & Degraders

Program and Description	Indication	Discovery	IND Enabling	Phase 1a	Phase 1b/2	Phase 3
TGF-β Inhibitor **F351**	CHB – associated liver fibrosis					
Degrader | TRK **CG001419**	Acute and chronic pain					
Degrader | TRK **CG001419**	Solid tumors					
Degrader | GSPT1 **CG009301**	Leukemia and MYC+ cancers					
Degrader | CDK2 **CG923308**	Breast cancer and multiple solid tumors					
Degrader | TYK2 / JAK1 **CG620953**	Inflammatory diseases					
Erythromycin derivative inhibitor **F528**	COPD					
DAC | Epigenetic Factor **Undisclosed Target**	Prostate, lung & bladder cancers					
DAC | Translation Factor **Undisclosed Target**	Blood cancers & multiple solid tumors					
Degrader | cAMP Regulator **Undisclosed Target**	Fibrotic diseases					

Inflammation / Fibrosis / Pain Cancer Degrader DAC

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 TPD and DAC Platform Technology to Revolutionize Drug Discovery

Hijacking the Ubiquitin Proteasome System to Target Undruggable Disease-causing Proteins

1. Targeted protein degraders are bi-functional molecules that bind to disease causing proteins and specific E3 ligases inside cells

2. Targeted protein degrader binds to disease causing protein and recruits E3 ligase to begin the ubiquitination process

3. Multiple ubiquitin molecules "tag" disease causing protein to signal it for degradation by the UPS

4. Disease causing protein is degraded by the proteasome


Ubiquitin
E2
E3 Ligase Complex
Disease Causing Protein
Cullgen's targeted Protein degrader
Ubiquitin is transferred from E2 to disease Causing protein
Ubiquitination Process
E2
Ub
Ub
Proteasome
Protein fragments

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 Degrader-Antibody Conjugates (DACs) Combine the Advantages of ADCs and TPD and Represent the Next-Generation of ADCs  ADC  (Antibody drug conjugate)  DAC  (Degrader antibody conjugate)  TPD  (Targeted protein degradation)  E3 ligase  E3 ligase  Reduced toxicity through dual target selectivity at the cell surface (antibody-tumor associated antigen) and intracellularly (degrader-target protein).  The catalytic mechanism of action of TPDs ensures small quantity of degrader delivered by the antibody to achieve sufficient efficacy.  Extended half-life, reduced systemic clearance, improved solubility, and bypassing the need for oral bio-availability or cell permeability optimization.  HIGH POTENCY  IMPROVED pk  IMPROVED SAFETY

Targeted Protein Degraders and DACs Expand Druggable Disease Space

The majority of small-molecule drug targets are proteins containing specific binding pockets[1]. Most human proteins lack an active or ligand binding site, rendering a significant portion of them "undruggable" by current small molecule pharmacology.

Cullgen's targeted protein degraders and degrader-antibody conjugates (DACs) allow access to potentially all disease-causing proteins.



Small Molecule Inhibitor (< 900 D)



Degrader



DAC


Disease
Causing Protein

~37%
Target Accessibility

Up to 100%
Target Accessibility

1. Santos et al. (2017) *Nat Rev Drug Discov* PMID: 27910877

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 Cell Line  TAA Positive Cell Line  Compounds  (nM）  DMSO  Degrader  DAC  DMSO  Linker-degrader  DMSO  0.01  0.1  1  10  100  0.01  0.1  1  10  100  0.01  0.1  1  10  100  Lane  1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  Cell Line  TAA Negative Cell Line  Compounds  (nM）  DMSO  Degrader  DAC  DMSO  Linker- degrader  mAb  DMSO  0.01  0.1  1  10  100  0.01  0.1  1  10  100  0.01  0.1  1  10  100  10  100  Lane  1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  p300  CBP  Actin  p300  CBP  GAPDH  A. Cullgen prostate cancer DAC induces potent protein target degradation in a TAA-dependent manner in vitro  B. Cullgen prostate cancer DAC kills cancer cells in a TAA-dependent manner   Linker-degrader (IC50: 24.25 nM)  Naked antibody (IC50: > 1 mM)  Degrader (IC50: 0.08 nM)  DAC (IC50: 0.08 nM)   TAA Positive Cells  Linker-degrader (IC50: 103 nM)  Naked antibody (IC50: > 1 mM)  Degrader (IC50: 0.61 nM)  DAC (IC50: 138 nM)   TAA Negative Cells  Protein 1  Protein 2  Protein 1  Protein 2  Prostate Cancer DAC Demonstrates Potent and Tumor-Associated Antigen (TAA)-dependent Target Degradation and Cell Killing

 Cullgen’s Prostate Cancer DAC Demonstrates Durable Tumor Growth Inhibition and Overcomes Resistance to Current Therapy  MDA-Pca-2b (CDX)  B. DAC synergizes with the standard-of-care (SOC) agent  C. DACs overcome therapy-resistance in CPRC PDX  A. DAC demonstrates durable tumor growth inhibition in vivo  DAC  Vehicle  mAb1-DAC, 10 mpk iv  mAb2-DAC, 10 mpk, iv  Vehicle, iv  C4-2B CDX  SOC (10 mpk, po, qd)  Vehicle (iv, qw)  DAC (1 mpk) + SOC (10 mpk)  DAC (3 mpk) + SOC (10 mpk)  D. Targeting different cancer indications by DAC  Degrader  TAAs  Degrader 1  Degrader 2  mAb 1  mAb 2  mAb 3  mAb 4  mAb 5  mAb 6  Clinical indications  Breast cancer  UC  Prostate cancer  SCLC  Gastric cancer  HNSCC  NPC  AML  NSCLC

 Leading Inflammation/Fibrosis Therapeutic ProgramsExpanding F351’s Global Market PotentialTyk2 for Rheumatoid Diseases

 F351 Overview  Product:  F351 - Hydronidone  Primary Indication  Liver fibrosis - Chronic Hepatitis B (CHB) / Metabolic dysfunction-Associated SteatoHepatitis (MASH)  Summary  A structural analogue of pirfenidone, chemically modified to reduce metabolism liabilities. Anti-fibrotic with TGF-β1 targeting mechanism.  Mechanism of Action  Inhibits HSC (hepatic stellate cell) activation via Smad7-mediated TGF-β degradation; inhibits p38γ kinase; reduces fibrosis-related gene expression.  Current Status  Phase 3 trial of CHB currently on-going in China; Last patient completed treatment Oct 2024; Reported positive topline data in Q2 2025 — met primary endpoint. NDA anticipated to be filed with NMPA in 1H 2026.  Regulatory  Breakthrough Therapy designation from NMPA (March 2021) for hepatitis B-induced liver fibrosis by NMPA and CDE. U.S. IND for MASH filed, with anticipated Phase 2 start in 2026.  Opportunity  China has the largest burden of hepatitis B world-wide, with an estimated 79 – 86 million cases of chronic HBV infections1.  1. https://pmc.ncbi.nlm.nih.gov/articles/PMC11806133/

F351 Phase 3 Results Demonstrate New Global Potential in Liver Fibrosis and Cirrhosis

NDA expected to be filed with NMPA in 1H 2026

Primary Endpoint Met with High Statistical Significance

≥1-stage fibrosis regression at Week 52:

- Hydronidone: 52.85% (n=123) vs.
- Placebo: 29.84% (n=124)
- **Delta: 23.01%**
- **P = 0.0002** (ITT[1] analysis with central blinded pathology review)
- Consistent with fibrosis regression rates observed in Phase 2

Key Secondary Endpoint Reduction in Liver Inflammation

≥1-grade inflammation improvement without fibrosis progression at Week 52:

- Hydronidone: 49.57% (n=123) vs.
- Placebo: 34.82% (n=124)
- **Delta: 14.75%**
- **P = 0.0246**
- Reinforces anti-inflammatory activity

Favorable Safety Profile

Serious Adverse Events

- Hydronidrone: 4.88% (6/123) vs
- Placebo: 6.45% (8/124)

No discontinuations, dose interruption or dose reduction due to adverse events

Breakthrough Therapy Designation
Priority Review of NDA
(China NMPA, 2021, 2026)

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 Exploring F351’s Potential in CHB-related and/or MASH-related Compensated Liver Fibrosis and Cirrhosis in the U.S.  Note: Market projections based on epidemiological research report prepared by L.E.K. Consulting for Gyre on 12-18-2025

Dual Targeting of TYK2 and JAK1 for Autoimmune Diseases, Focus on Systemic Lupus Erythematosus and Rheumatoid Arthritis

A. TYK2/JAK- STAT signaling



Type I IFN:
IFN-α, IFN-β,
IFN-ε, IFN-κ
or IFN-ω
IFNAR1
IFNAR2
Type II IFN:
IFN-γ
IFNGR1
IFNGR2
Plasma membrane
TYK2
JAK1
JAK1
JAK2
STAT1 or STAT2
STAT1
STAT2
STAT1
IRF9
STAT1
STAT1
STAT2
STAT1
IRF9
Transcription
ISRE
STAT1
STAT1
Transcription
GAS
AGTTTCNNTTCNC/T
TTC/ANNNG/TAA
Nucleus

Platanias, LC. (2005) *Nat Rev Immunol* PMID:15864272

B. SLE Mechanism



Factors
Genetic
Environmental
Immuno-regulatory
Hormonal
Epigenetic
Immune complexes
Antibodies
Cytokines
T cells
Organ damage
Kidney
Skin
Lungs
Brain
Heart

Tsokos GC.(2011) *NEJM* PMID: 22129255

C. RA Mechanism



Liver
Blood vessels
Fat
Brain
Muscle
Bone
Insulin resistance
Low bone mineral density
Fractures
Atherogenesis
Myocardial infarction
Stroke
Low stress tolerance
Depression

McInnes & Schett (2011) *NEJM* PMID: 22150039

Significant Opportunity	• 125,000,000 psoriasis patients worldwide[1] • 18,000,000 rheumatoid arthritis patients worldwide[2] • ~204,000 lupus patients in the US in 2018[3]

1. https://www.psoriasis.org/psoriasis-statistics/
2. https://www.who.int/news-room/fact-sheets/detail/rheumatoid-arthritis
3. https://www.niams.nih.gov/health-topics/lupus/basics/symptoms-causes

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 TYK2-JAK1 Dual Degrader Demonstrates Superior Efficacy in Preclinical Models for Lupus And Rheumatoid Arthritis

 Pain Therapeutic Program CG001419 for Acute and Chronic Pain

 A. Only one non-NSAID non-opiate analgesic has been approved in the last 25 years for acute pain  B. Chronic and Acute Pain Management is a multi-billion-dollar market  2000  2005  2010  2015  2020  2025  Meloxicam   NSAID   2000  Diclofenac potassium soft gelatin NSAID  2009  Tapentadol  Opiate   2008  Bupivicaine liposome   Local surgical site administration  2011  Celecoxib tramadol co-crystal, NSAID + opiate  2021  Bupivicaine liposome   Label extension nerve block  2023  JOURNAVXTM  Non-opioid, non-NSAID, Nav1.8 channel inhibitor  2025  Opioid Crisis Created an Urgent Unmet Medical Need and Significant Market for Pain Management

The Role for TRKA in Nociception and Analgesia Has Been Validated in Humans

A. Nerve growth factor (NGF) stimulates the TrkA signaling pathway to transmit pain to the central nervous system



Injury / Inflammation

NGF


TrkA
TrkA
NGF
382
382

NGF-TRKA complex

TrkA



Dorsal root ganglion (DRG)



Brain

B. TRKA mutations cause congenital insensitivity to pain and anhidrosis (CIPA)

Sequencing of a cohort 78 CIPA patients

Mutations identified in:	22 genes
Mutation in *TRKA*:	20 patients
Mutation in *NGF*:	2 patients
Mutation in *Nav1.7*:	22 patients
Other 19 genes:	34 patients

Indo et al (1996) *Nat Genet*. PMID: 8696348
Lischka et al (2023) *Brain* PMID: 37769650


NGF
NM_002506
c.524_525del
c.695_696del
NTRK1
NM_002529
c.1320del
c.1514T>A
c.1865del
c.1953_1954insT

C. Blocking NGF reduces osteoarthritis pain



Lane et al. (2010) *NEJM* PMID: 20942668

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Clinical Development of Cullgen's CG001419 for Acute Post-Operative Pain



Phase 1a Dose Escalation, IND Enabling
Part A: Single Ascending Dose
Dosing on Day 1
= Dosing
Cohort A Dosing Level 1
Cohort B Dosing Level 2
Cohort C Dosing Level 3
Cohort D Dosing Level 4
Cohort E Dosing Level 5
Cohort F Dosing Level 6
Cohort G Dosing Level 7
Cohort H Dosing Level 8
Part B: Multiple Ascending Dose
Dosing on Day 1 to Day 7
Cohort C: Food Effect
Cohort C Fasting
4 days washout
Cohort C Fed
Dose Day 1
Dose Day 5

Key Findings from Phase 1 Study

- All dose regimens were well tolerated
- Plasma levels are consistent with DC50 and DC90 levels from preclinical studies
- Results provide sufficient guidance for appropriate dosing levels to evaluate in the phase 2 bunionectomy study

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Summary of Phase 1 PD, PK and Safety Study of CG001419

CG001419-101 (NCT06636500): a SAD/MAD/FE study in healthy subjects in Australia

- The surrogate PD assay demonstrated DC_{50} and DC_{90} values of 2.4 nM and 18.2 nM, respectively
- Single and multiple oral doses of CG001419 up to the highest dosing levels were safe and well tolerated by the healthy subjects
- In the SAD/FE of the study, 72.2% had a TEAE and in the MAD 83.9% had a TEAE
- Most TEAEs were considered mild or moderate at their maximum severity in both parts of the study. No Grade 4 (potentially life-threatening) TEAEs were reported
- The most frequently reported TEAEs by SOC were general disorders and administration site conditions. Since the drug was administered orally, these were likely due to blood collection procedures
- Following a single oral dose, the exposure to CG001419 increased in a dose-proportional manner
- The food-effect cohort demonstrated a higher systemic exposure under the fed condition
- For the MAD cohorts after multiple daily dosing for 7 days, exposure to CG001419, metabolite M2 and M8 increased in a less than dose-proportional manner


Patient plasma
GFP
TRKA
Reporter cell line


Degradation (%)
100
50
0
0.1
1
10
100
Concentrations of CG001419 (nM)
DC50=2.4 nM
DC90=18.2 nM


Single Ascending Dose (SAD) PK
Concentration (ng / mL)
Nominal Time (hours)
Dose level 1 (n = 6)
Dose level 2 (n = 5)
Dose level 3 (n = 12)
Dose level 4 (n = 6)
Dose level 5 (n = 6)
Dose level 6 (n = 6)


Multiple Ascending Dose (MAD) PK (Day 7)
Concentration (ng / mL)
Nominal Time (hours)
Dose level 3 (n = 6)
Dose level 4 (n = 6)
Dose level 5 (n = 6)
Dose level 6 (n = 6)

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Clinical Development of Cullgen's CG001419 for Acute Post-Operative Pain

Phase 1b/2a Acute Pain Bunionectomy Study*

Part A: Dose regimen evaluation to select dose for Part C

- Dose Regimen 1 (Up to 20 participants)
- Dose Regimen 2 (Up to 20 participants)
- Dose Regimen 3 (Up to 20 participants)

Part B (Optional): Dose expansion to inform power calculations and size for Part C

- Dose Expansion (Optional) (Up to 60 participants)

Part C: Powered efficacy portion of study

- Powered Efficacy (Up to 210 participants)

Primary Endpoint:
SPI48 (time-weighted sum of pain-intensity over 48 hours since dosing will begin pre-op) in comparison of CG001419 with placebo

Secondary Endpoints:
Reduction in NPRS score at rest at 48 hours: Patients with ≥ 30% reduction, patients with ≥ 50% reduction and patients with ≥ 70% reduction

PK parameter estimates of CG001419 and its metabolites

Safety and tolerability based upon AEs, changes from baseline in clinically significant laboratory endpoints, vital signs and ECGs

Additional Endpoints:
Percentage of subjects using rescue medication, and total rescue medication usage, 0-48 hours after the first dose of study drug

Percentage of subjects using opiates, and total opiate equivalents (OEs) used, 14 days post-discharge

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* Subject to regulatory alignment

28

CG001419: Differentiated as a Potential First in Class Non-Opioid Medicine for the Treatment of Pain

	Opioids	NSAIDs	Cebranopadol (Tris Pharma)	Journavx (Suzetrigine, VX-548) (Vertex)	VX-993 (Vertex)	LTG-001 (Latigo Bio)	STC-004 (SiteOne Therapeutics / Lilly)	CG001419 (cullgen)
Safety Concerns	Risk to develop dependency	GI issues, headache, dizziness	Nausea	–	–	–	–	–
Effective	✓	Moderate	Moderate	Moderate	Did not meet acute pain primary endpoint	TBD	TBD	✓ **Preclinical studies**
MOA	Neuron hyperpolarization	COX inhibitor	Dual-NMR (NOP and opiate receptor) agonist First-in-class	Nav1.8 inhibitor First-in-class	Nav1.8 inhibitor Fast-follower	Nav1.8 inhibitor Fast-follower	Nav 1.8 inhibitor Fast-follower	TRK degrader First-in-class
Non-addictive	Rapid development (< 5 – 14 days)	✓	TBD	✓	✓	✓	✓	✓
Phase	Approved	Approved	Phase 3 Trials Complete	Approved	Discontinued as monotherapy for acute pain	Phase 1 Complete	Phase 1 Complete	Phase 1 Complete

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 Cancer ProgramsCG001419: for pan-TRK Cancers CG009301: GSPT1 Degrader for AML and MYC+ Cancers

 Cocco, Scaltriti & Drilon (2018) Nat Rev Clin Oncol PMID: 30333516  B. Activation of TRK in multiple solid tumors  A. TRK signaling pathways  Tropomyosin Receptor Kinases (TRKs) Are Receptors for Neurotrophins Including NGF

 Future Data Points  Data from first 18 patients demonstrated no observed DLTs, treatment-related SAEs or grade ≥3 treatment related AEs.  Enrollment to dose expansion portions is anticipated to begin Q1 2026.  RDE   Phase 1a Dose Escalation  1b Dose Expansion  Phase 2 Basket Trial  Dose level 1,   n =3~6  Dose level 2, n=3~6  Dose level 3, n=3~6  Dose level 4, n=3~6  “3+3”  Group 1: NTRK fusion w/o prior TRK-TKI  Group 2: NTRK fusion failed prior TRK-TKI  Group 3: NTRK point mutations  Group 4: NTRK gene amplification or overexpression  Dose #1, n=6~15  R2PD  Dose #2, n=6~15  Dose level 5, n=3~6  Dose level 6, n=3~6  Dose level 7, n=3~6  Clinical Development of CG001419 for Cancer

CG009301 Targeting GSPT1 for AML and MYC+ Cancers

- GSPT1 controls protein translation termination and plays important function for leukemia stem cells and tumor cells with MYC overproduction.
- GSPT1 lacks an active site and is often considered "undruggable".
- Cullgen has developed a potent and selective GSPT1 degrader, CG009301.
- Preclinical studies have validated the selectivity, potency and safety of CG009301.



GTP
GSPT1
60S
eRF1
CAG
UAA
40S
GTP Hydrolysis
GDP
Peptide Release



Blood Cancer Treatment Market
Size, by Treatment Type, 2023-2033 (USD Billion)
Chemotherapy
Radiation Therapy
Targeted Therapy
Others
Worldwide
5.9
6.5
7.2
7.9
8.7
9.6
10.6
11.7
12.9
14.3
15.7
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
The Market will Grow At the CAGR of: 10.3%
The Forecasted Market Size for 2033 in US$: 15.7 B
market.us

US Patient Population

AML[1]	MDS[1]	ALL[1]	MYC-amplified solid tumors[2,3]
~20,800 new cases	~10,000 new cases	~6,500 new cases	28%
11,220 mortality	30-40% MDS progress to AML[4]	1,330 mortality	

[1] 2024 by American Cancer Society estimates
[2] The Cancer Genome Atlas (TCGA) estimates
[3] Schaub et al (2018) *Cell Syst* PMID: 29596783
[4] Volpe et all (2022) *Clin Lymphoa Myelom Leuk*, PMID: 34544674

Gyre THERAPEUTICS cullgen 33

 Dose Escalation Stage  Dose Expansion Stage*  Dose level 1,  n =1  Dose level 2,  n=1  Dose level 3,  n=3~6  Dose level 6,    n=6~12  Dose level 7,   n=6~12  BOIN Design  Dose #1, n=9~18  Dose #2, n=9~18  Dose level 4,   n=3~6  Dose level 5,   n=3~6  Accelerated Titration  Phase 2*  R/R AML or  HR-MDS or  R/R ALL  RDE  Dose level 8,   n=3~6  Dose level 9,   n=3~6  Dose level 10,   n=3~6  Study commenced in April 2025 and dose escalation stage currently underway.   Anticipate enrollment of approximately 30 – 45 patients.  * Subject to regulatory alignment  RP2D  Clinical Development of CG009301 in Patients with Recurrent or Refractory Hematologic Malignancies

 Anticipated Upcoming Catalysts  Q1-2027  IND submission of Phase I trial of CG620953 for inflammatory diseases in China  2H-2027  Completion of the Phase I trial of CG009301 for AML in China   Q1-2027  IND submission of Phase I trial of CG923308 for cancer in the U.S. and China  Q1-2027  IND submission of Phase I trial of F528 COPD in the U.S. and China  COMPLETED  IND submission of CG001419 for a Phase II trial for the acute pain in the US   Initiation of Phase II trial of CG001419 in the US  Q2-2026  Q4-2026  Completion of the Phase I trial of F230 for PAH in China  1H-2026  NDA submission of Hydronidone (F351) for fibrosis to NMPA  2026  2027  Q4-2027  Completion of the Phase I trial of CG001419 for cancer in China   The milestones set forth above are subject to adjustment with respect to F351/MASH and other clinical development milestones.

 Investment Summary: Gyre’s Acquisition of Cullgen  2  3  1  Robust and balanced therapeutic pipeline including assets from discovery to development, with established manufacturing and commercialization operations  4  Utilization of highly efficient and cost-effective drug discovery capabilities in China to advance risk-mitigated products to the United States  Accomplished management team in the United States with extensive international business operations experience  Strong foundation in protein degrader development provides distinct advantage for the development of DACs as next generation ADC therapeutics

Future Board of Combined Company



Gordon Carmichael, PHD
Professor of Genetics and Genome Sciences at the University of Connecticut Health Center. Published 110 papers. on kinase signaling in oncogenesis, transcriptional and post-transcriptional gene regulation, long noncoding RNAs, stem cell biology, innate immunity, RNA modifications



David Epstein, PhD
Founder of PairX and Black Diamond (NASDAQ BDTX). Vice Dean of Duke-NUS Medical School at Singapore. CSO of OSI Pharmaceuticals. Developed Izervay in Archemix



Ying Luo, PhD, CEO
>30 years of biotech experience. PhD from U. Connecticut. Management at Aviron, Clontech, and Rigel. Founded Shanghai Genomics and led GNI IPO (TSE 2160). >40 research articles and >20 patents.



Rodney Nussbaum, CPA
Managing director of Atago Advisory. Former Senior Partner of E&Y Japan and Asia Pacific. Former partner of Arthur Anderson.



Renate Parry, PhD
25 years of research experience in global pharma. Developed 3 novel drugs for oncology and fibrosis into clinical development



Dan Weng, MD, MA
CEO of Medelis. Former CEO of EPS International. Held executive positions at MedPace, ICON, PharmaNet and Quintiles



Ping Zhang, MBA
Executive Chairman
20 years experience in healthcare investment with senior postings in Japan and China. Managing director of String Capital. Executive director of GNI Group Ltd.

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Future Leadership Team of Combined Company



Ying Luo, PhD
President and CEO

>30 years of biotech experience. PhD from U. CT. President of GNI Group. Founded Shanghai Genomics and led GNI IPO (TSE 2160). Responsible for 6 IND approvals and 1 class 1 drug approval (Etuary) by China FDA. Author of >37 research articles and >20 patents.



Ping Zhang, MBA
Executive Chairman

20 years experience in healthcare investment with senior postings in Japan and China. Managing director of String Capital. Executive director of GNI Group Ltd.



Yue Xiong, PhD
CSO

William R. Kenan Distinguished Professor, UNC Chapel Hill. Pew Scholar. AACR Gertrude B. Elion Cancer Research Award. >220 papers. Discovery of Cyclin D, CKD4, p21, and ROC1/2.



Thomas Eastling
CFO

>25 years experience in global health care, financial services and investment banking, with senior postings in New York, London, Tokyo and China. Previously CFO of GNI Group Ltd.

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Thank   Thank You